UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Event Requiring Report: February 18, 2003
                                                -----------------


                            AMERICAN OIL & GAS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                                    --------
         (State or other jurisdiction of incorporation or organization)

          0-31547                                      88-0451554
          -------                                      ----------
 (Commission File Number)                   (IRS Employer Identification Number)

                   950 Stafford Street, Casper, Wyoming 82609
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (307) 265-6669
                                 --------------
              (Registrant's telephone number, including area code)

Item 2.     Acquisition or Disposition of Assets.

      On April 28, 2003, American Oil & Gas, Inc. (the "Company") paid $415,365 to Tower Columbia Corporation, ("Tower"), and North Finn, LLC, ("Finn"), in fulfillment of its obligations under a January 17, 2003 Purchase and Sale Agreement. Pursuant to the Agreement, the Company acquired an undivided fifty percent (50%) working interest in and to undeveloped coalbed methane and oil and gas leases in Montana and Wyoming.

      Pursuant to the Agreement, the Company also agreed to purchase one hundred percent (100%) of Tower and Finn=s working interest in certain leases including up to ten (10) CBM wells that are either drilled or scheduled to be drilled, and was granted an option to purchase an undivided 28% of 8/8ths interest in and to a Minnelusa oil prospect in Campbell County, Wyoming.

Item 7.     Financial Statements and Exhibits.

      A. As the oil and gas assets acquired in the January 17, 2003 Purchase and Sale Agreement are non-producing and do not have any operating results, separate financial statements for the assets are not required or set forth.

      B.    Pro Forma Financial Information.

            The following unaudited pro forma condensed consolidated financial statements of the Company are filed herewith:

            (i) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2002; and
            (ii) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2002.

         Pro Forma Financial Information of American Oil & Gas, Inc.

      The unaudited pro forma condensed consolidated financial statements set forth the financial position of the Company as of December 31, 2002, and the results of operations for the year ended December 31, 2002, adjusted for certain significant transactions discussed below. The pro forma financial statements are based upon the assumptions set forth in the accompanying notes to such statements. The pro forma adjustments are based upon the available information and assumptions that management believes are reasonable under the circumstances.

      The pro forma financial statements comprise historical financial data that have been retroactively adjusted or combined to reflect the effect of the transaction discussed below on the historical financial statements of the Company. The pro forma condensed consolidated balance sheet at December 31, 2002, and the related pro forma condensed consolidated statement of operations for the year ended December 31, 2002, were prepared as if the transaction was consummated on December 31, 2002. The pro forma financial statements should be read in conjunction with the related historical financial statements and are not necessarily indicative of the results that would have actually occurred had the transaction been consummated on the dates or for the periods indicated or the results which may occur in the future.

      C.    There are no exhibits filed herewith.



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
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                            AMERICAN OIL & GAS, INC.

                           (formerly DrGoodTeeth.Com)


                         PRO FORMA FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                   (Unaudited)








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                                      F-1

                            AMERICAN OIL & GAS, INC.
                           (formerly DrGoodTeeth.Com)
                         PRO FORMA FINANCIAL INFORMATION
                                   (Unaudited)



The accompanying pro forma financial statements present the historical financial information of American Oil & Gas, Inc., as adjusted for the purchase of oil and gas leases pursuant to a Purchase and Sale Agreement dated January 17, 2003.

Effective January 17, 2003, DrGoodTeeth.com changed its name to American Oil & Gas, Inc.

The accompanying pro forma balance sheet presents the historical financial information of American Oil & Gas, Inc. as of December 31, 2002, as adjusted for the purchase of oil and gas leases underlying the Purchase and Sale Agreement and the sale of shares of common stock in 2003.

The accompanying pro forma statement of operations for the year ended December 31, 2002 presents the historical financial information of American Oil & Gas, Inc. for the year ended December 31, 2002 with the purchase of the oil and gas leases as if the purchase had occurred at the beginning of the year.

The pro forma financial statements have been prepared by management, based on the historical financial statements of American Oil & Gas, Inc. These pro forma financial statements may not be indicative of the results that actually would have occurred if the purchase had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the historical financial statements of American Oil & Gas, Inc. for the year ended December 31, 2002 included in the Form 10-KSB filed with the Securities and Exchange Commission by American Oil & Gas, Inc.

                            AMERICAN OIL & GAS, INC.
                           (formerly DrGoodTeeth.Com)
                             PRO FORMA BALANCE SHEET
                             AS OF DECEMBER 31, 2002
                                   (Unaudited)




                                                        Proforma
                                          As Reported   Adjustments    Adjusted
                                                        (Note 2)

ASSETS
CURRENT ASSETS
Cash                                      $   83,516   1,316,000(iii)
                                                        (815,365)(v)
                                                                     $  584,151
                                            ---------                 ---------
Total Current Assets                          83,516                    584,151
OIL AND GAS PROPERTIES                          -        815,365(v)     815,365
                                            ---------                 ---------
                                           $  83,516                 $1,399,516
                                            =========                 =========


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Accounts payable                            $   -                    $   -
                                            ---------                ---------
Total Current Liabilities                       -                        -
                                            ---------                ---------

STOCKHOLDERS' EQUITY

Common stock                                  4,575      33,172(i)
                                                        (16,500)(ii)
                                                          1,120(iii)     22,367

Additional paid-in capital                  244,289     (33,172)(i)
                                                         16,500(ii)
                                                      1,314,880(iii)  1,542,497

Accumulated deficit                        (165,348)                   (165,348)
                                            ---------                 ---------
Total Stockholders' Equity                   83,516                   1,399,516
                                            ---------                 ---------
                                          $  83,516                $  1,399,516
                                            =========                 =========




            See accompanying notes to Pro Forma Financial Statements.

                            AMERICAN OIL & GAS, INC.
                           (formerly DrGoodTeeth.Com)
                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                                   (Unaudited)



                                                         Proforma
                                          As Reported   Adjustments  Adjusted
                                                         (Note 2)

REVENUES

Revenues                                  $     -                   $     -
                                          -----------              ------------
Total Revenues                                  -                         -
                                          -----------              ------------

EXPENSES

Professional fees                             4,056                     4,056
Consulting fees                             143,864                   143,864
Operating expenses                            1,296                     1,296
                                          -----------              ------------
Total Expenses                              149,216                   149,216
                                          -----------              ------------

NET LOSS FROM OPERATIONS                   (149,216)                 (149,216)

PROVISION FOR INCOME TAXES

Income Tax Benefit                              -                         -
                                          -----------              ------------
NET INCOME (LOSS)                         $(149,216)               $ (149,216)
                                          ===========              ============

BASIC AND DILUTED EARNINGS
 (LOSS) PER COMMON SHARE                  $  (0.037)           (i) $  (0.0084)
                                          ===========              ============

WEIGHTED AVERAGE NUMBER OF COMMON
  SHARES USED IN PER SHARE CALCULATIONS   4,023,977            (i) 17,817,810
                                          ===========              ============



            See accompanying notes to Pro Forma Financial Statements.

                            AMERICAN OIL & GAS, INC.
                           (formerly DrGoodTeeth.Com)
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)



1.    BASIS OF PRESENTATION

      The accompanying pro forma financial statements are presented to reflect the purchase of 50% working interests in certain undeveloped leases in Wyoming and Montana under an agreement dated January 17, 2003 (the "Purchase and Sale Agreement").

      The accompanying pro forma balance sheet as of December 31, 2002 has been prepared to give effect to the purchase of the assets underling the Purchase and Sale Agreement as if the purchase occurred on December 31, 2002. The accompanying pro forma statement of operations for the year ended December 31, 2002 is presented as if the purchase had occurred at the beginning of the year.

      In the opinion of management, these pro forma financial statements include all the adjustments necessary for fair presentation of certain transactions which have occurred subsequent to December 31, 2002. The pro forma financial statements are not necessarily indicative of the results of operations or financial position that may be obtained in the future.


2.    PRO FORMA TRANSACTIONS

      The unaudited pro forma financial statements reflect the following pro forma adjustments:

         (i) Adjust for the 8.25 to 1 forward split of its shares of common stock.

        (ii)    Record the return and cancellation of 16,500,000 shares.

       (iii) Record the completion of a common stock financing of 1,120,000 shares at $1.25 per share for gross proceeds of $1,400,000. A commission of $84,000 was paid.

        (iv) Record the $815,365 purchase and payments made under the Purchase and Sale Agreement.


3.    (LOSS) PER COMMON SHARE

      Pro forma loss per common share for the year ended December 31, 2002 is computed based on the weighted average number of common shares outstanding during the year, assuming that the 1,320,000 shares of common stock sold subsequent to December 31, 2002 were outstanding as of the beginning of the year.

                                   SIGNATURES

      Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 5th day of May, 2003.

                            American Oil & Gas, Inc.
                            By: /s/ Alan Gelfand
                            -------------------------------------
                            Alan Gelfand, Secretary





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